UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 6, 2018

NORTHROP GRUMMAN
INNOVATION SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10582	41-1672694
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

2980 Fairview Park Drive, Falls Church, Virginia 22042

(Address of principal executive offices) (Zip Code)

(703) 280-2900

(Registrant’s telephone number, including area code)

Orbital ATK, Inc.

45101 Warp Drive, Dulles, Virginia 20166

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on June 6, 2018 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 17, 2017, among Northrop Grumman Innovation Systems, Inc. (formerly known as Orbital ATK, Inc.) (the “Company”), Northrop Grumman Corporation (“Northrop Grumman”) and Neptune Merger, Inc., a wholly owned subsidiary of Northrop Grumman (“Sub”).  Pursuant to the Merger Agreement, at approximately 4:05 p.m., Eastern time on June 6, 2018 (the “Effective Time”), Sub merged with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Northrop Grumman (the “Merger”).  The following events took place in connection with the consummation of the Merger:

Item 1.02.  Termination of a Material Definitive Agreement.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Merger, the Company repaid all amounts outstanding under its existing credit agreement, dated as of September 29, 2015 (the “Credit Agreement”), with Wells Fargo Bank, National Association, as administrative agent, relating to a $1,000 million senior secured revolving loan facility and an $800 million senior secured term loan facility.  Effective upon such repayment, the Credit Agreement and all related loan documents and security interests were terminated and released and became null and void.

The Credit Agreement is more fully described in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 29, 2015, which description is incorporated herein by reference. The description of the Credit Agreement incorporated by reference is not complete and is subject to and entirely qualified by reference to the full text of the Credit Agreement.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Upon consummation of the Merger, at the Effective Time, each outstanding share of the Company’s common stock, other than shares owned by the Company, Northrop Grumman or Sub (which were cancelled) and shares with respect to which appraisal rights were properly exercised and not withdrawn under Delaware law, was automatically converted into the right to receive $134.50 in cash, without interest (the “Merger Consideration”).  Each Company stock option outstanding immediately prior to the Effective Time was converted into the right to receive a cash payment equal to the number of shares of the Company’s common stock subject to the stock option, multiplied by the excess, if any, of the Merger Consideration over the exercise price per share of such stock option.  Each Company restricted share outstanding immediately prior to the Effective Time was converted into the right to receive a cash payment equal to the Merger Consideration.  Each Company performance share outstanding immediately prior to the Effective Time vested at target performance, subject to proration except to the extent otherwise provided by an existing contractual arrangement, and was converted into the right to receive a cash payment equal to the number of shares of the Company’s common stock subject to the vested performance share, multiplied by the Merger Consideration.  Restricted share awards and performance share awards granted following the execution of the Merger Agreement were treated as described above after giving effect to the proration and forfeiture provisions of the Merger Agreement and applicable award agreements.  Each Company deferred stock unit and each phantom stock unit outstanding immediately prior to the Effective Time was converted into the right to receive a cash payment equal to the number of shares of the Company’s common stock subject to such deferred stock unit or phantom stock unit, multiplied by the Merger Consideration.

The foregoing description of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K

filed with the SEC on September 18, 2017 and is incorporated by reference herein as Exhibit 2.1 to this Current Report on Form 8-K.

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) that each share of the Company’s common stock issued and outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive the Merger Consideration, and requested the NYSE file a notification of removal from listing on Form 25 with the SEC with respect to the Company’s common stock in order to effect the delisting of the Company’s common stock from the NYSE.  Such delisting will result in the termination of the registration of the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Company intends to file a certificate on Form 15 requesting the deregistration of the Company’s common stock under Section 12(g) of the Exchange Act.

Item 3.03.  Material Modification to Rights of Security Holders.

The information provided in the Introductory Note and Items 2.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, holders of the Company’s common stock, options, restricted shares, performance shares, deferred stock units and phantom stock units immediately before the Effective Time ceased to have any rights as stockholders in the Company (other than their right to receive the consideration pursuant to the Merger Agreement).

Item 5.01.  Changes in Control of Registrant.

The information provided in the Introductory Note and Items 2.01, 3.01, 3.03, and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, as contemplated by the Merger Agreement, Sub merged with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Northrop Grumman.  The aggregate Merger Consideration payable by Northrop Grumman is approximately $7.7 billion, which consideration Northrop Grumman funded with the proceeds from its debt financing completed in October 2017 and cash on hand.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, all of the Company’s directors voluntarily resigned from the Company’s Board of Directors and the directors of Sub immediately prior to the Effective Time became the directors of the Company.  At the Effective Time, all of the Company’s officers ceased to be officers of the Company and the officers of Sub immediately prior to the Effective Time became the officers of the Company.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, the Company’s certificate of incorporation and bylaws were amended and restated in their entirety.  Also on the Closing Date, the Company changed its name from Orbital ATK, Inc. to Northrop Grumman Innovation Systems, Inc. by filing a certificate of amendment to the Company’s amended and restated certificate of incorporation.  The amended and restated certificate of incorporation, bylaws of the Company and certificate of amendment are attached hereto as Exhibits 3.1, 3.2 and 3.3, respectively, and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of September 17, 2017, among Northrop Grumman Corporation, Neptune Merger, Inc. and the Company (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on September 18, 2017).

3.1	Amended and Restated Certificate of Incorporation of the Company.
3.2	Amended and Restated Bylaws of the Company.
3.3	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, effective June 6, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN INNOVATION SYSTEMS, INC.

June 6, 2018	By:	/s/ James S. Black, II
James S. Black, II
Secretary